                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                                    JPE, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




  Michigan                           0-22580                   38-2958730
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(State or Other                    (Commission                (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
Incorporation)


                  1030 Doris Road, Auburn Hills, Michigan 48326
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 232-1191
                                                          -------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 4. Changes in Registrant's Certifying Accountant

      On October 15, 2003, Ernst & Young LLP ("E&Y") resigned as independent public accountants to JPE, Inc. (the "Company").

      The reports of E&Y on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of on the financial statements of the Company for the fiscal year ended December 31, 2002 contains an expression of substantial doubt regarding the Company's ability to continue as a going concern.

      During the Company's two most recent fiscal years and the subsequent period through October 15, 2003, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in connection with their reports on the financial statements for such years.

      The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. Such letter is filed as Exhibit 16.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Business Acquired: Not Applicable

      (b) Pro Forma Financial Information: Not Applicable

      (c) Exhibits:

          16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated October 17, 2003 regarding change in certifying accountant.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JPE, Inc.


                                    By:   /s/ Scott K. Koepke
                                          --------------------------------------
                                          Name:  Scott K. Koepke
                                          Title:    President


Date:  October 17, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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
16.1             Letter from Ernst & Young LLP to the Securities and Exchange
                 Commission, dated October 17, 2003 regarding change in certifying accountant.


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